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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on Sea Mar, Inc. dated February 13, 1998, included in the Current Report on Form 8-K of Pool Energy Services Co. dated March 9, 1998 and to all references to our Firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP

New Orleans, Louisiana
April 6, 1998